Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as
    permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-11(c) or
    240.14a-12

                Midwest Group Tax Free Trust
------------------------------------------------------------
      (Name of Registrant as Specified in Its Charter)

------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] $125 per Exchange Act Rules 0-11(c)(1)(ii),
    14a-6(i)(1), 14a-6(i)(2) or Item 22(a)(2) of
    Schedule 14A.
[ ] $500 per each party to the controversy pursuant to
    Exchange Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules
    14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

       ---------------------------------------------------
    2) Aggregate number of securities to which transaction applies:

       ---------------------------------------------------
   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
       0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       ---------------------------------------------------
   4)  Proposed maximum aggregate value of transaction:

       ---------------------------------------------------
   5)  Total fee paid:

       ---------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
    Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

        --------------------------------------------

     2) Form, Schedule or Registration Statement No.:

       ---------------------------------------------

     3) Filing Party:

        --------------------------------------------

     4) Date Filed:

       --------------------------------------------

                MIDWEST GROUP TAX FREE TRUST
               SPECIAL MEETING OF SHAREHOLDERS
                      DECEMBER 8, 1995
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

TAX-FREE MONEY FUND

The undersigned hereby appoints Robert H. Leshner and John
F. Splain, and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided on the reverse side, all shares of beneficial interest of the above Fund which the undersigned is entitled to vote at the special meeting of shareholders to be held on December 8, 1995 or at any adjournment thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated October 16, 1995.


                    Date: -----------------------------

                    NOTE: Please sign exactly as your name
                    appears on this proxy.  If signing for
                    an estate, trust or corporation, title
                    or capacity should be stated.  If shares
                    are held jointly, both signers shall
                    sign, although the signature of one will
                    bind the other.
                    -----------------------------------

                    -----------------------------------
                    Signature(s) PLEASE SIGN IN BOX ABOVE

PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE
BOXES BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK
PENCIL.  DO NOT USE RED INK.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE
ELECTION OF TRUSTEES AND FOR PROPOSAL 2.

1.   Authority to vote for the election of all nominees for
     trustee as listed below (except as marked to the
     contrary below).                   FOR       WITHHOLD
                                        ---       --------

                                        ---       --------

       INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
       INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE
       NOMINEE'S NAME LISTED BELOW.
       D. Brown, G. Heldman, H.J. Lerner, R. Leshner,
       R. Lipsey, D. Rahilly, F. Rappoport, O. Robertson,
       R. Sumerel

2.   With respect to ratification of the selection of Arthur
     Andersen LLP as the Trust's independent public accountants for the current fiscal year.

                                   FOR    AGAINST   ABSTAIN
                                   ---    -------   -------

                                   ---    -------   -------

3. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE
SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE
WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                MIDWEST GROUP TAX FREE TRUST
               SPECIAL MEETING OF SHAREHOLDERS
                      DECEMBER 8, 1995
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

TAX-FREE INTERMEDIATE TERM FUND

The undersigned hereby appoints Robert H. Leshner and John
F. Splain, and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided on the reverse side, all shares of beneficial interest of the above Fund which the undersigned is entitled to vote at the special meeting of shareholders to be held on December 8, 1995 or at any adjournment thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated October 16, 1995.


                    Date: ----------------------------

                    NOTE: Please sign exactly as your name
                    appears on this proxy.  If signing for
                    an estate, trust or corporation, title
                    or capacity should be stated.  If shares
                    are held jointly, both signers shall
                    sign, although the signature of one will
                    bind the other.
                    -----------------------------------

                    -----------------------------------
                    Signature(s) PLEASE SIGN IN BOX ABOVE

PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE
BOXES BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK
PENCIL.  DO NOT USE RED INK.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE
ELECTION OF TRUSTEES AND FOR PROPOSAL 2.

1.   Authority to vote for the election of all nominees for
     trustee as listed below (except as marked to the
     contrary below).                   FOR       WITHHOLD
                                        ---       --------

                                        ---       --------

       INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
       INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE
       NOMINEE'S NAME LISTED BELOW.
       D. Brown, G. Heldman, H.J. Lerner, R. Leshner,
       R. Lipsey, D. Rahilly, F. Rappoport, O. Robertson,
       R. Sumerel

2.   With respect to ratification of the selection of Arthur
     Andersen LLP as the Trust's independent public accountants for the current fiscal year.

                                    FOR    AGAINST   ABSTAIN
                                    ---    -------   -------

                                    ---    -------   -------

3. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE
SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE
WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                MIDWEST GROUP TAX FREE TRUST
               SPECIAL MEETING OF SHAREHOLDERS
                      DECEMBER 8, 1995
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

OHIO INSURED TAX-FREE FUND

The undersigned hereby appoints Robert H. Leshner and John
F. Splain, and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided on the reverse side, all shares of beneficial interest of the above Fund which the undersigned is entitled to vote at the special meeting of shareholders to be held on December 8, 1995 or at any adjournment thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated October 16, 1995.


                    Date: ----------------------------

                    NOTE: Please sign exactly as your name
                    appears on this proxy.  If signing for
                    an estate, trust or corporation, title
                    or capacity should be stated.  If shares
                    are held jointly, both signers shall
                    sign, although the signature of one will
                    bind the other.
                    -----------------------------------

                    -----------------------------------
                    Signature(s) PLEASE SIGN IN BOX ABOVE

PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE
BOXES BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK
PENCIL.  DO NOT USE RED INK.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE
ELECTION OF TRUSTEES AND FOR PROPOSAL 2.

1.   Authority to vote for the election of all nominees for
     trustee as listed below (except as marked to the
     contrary below).                   FOR       WITHHOLD
                                        ---       --------

                                        ---       --------

       INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
       INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE
       NOMINEE'S NAME LISTED BELOW.
       D. Brown, G. Heldman, H.J. Lerner, R. Leshner,
       R. Lipsey, D. Rahilly, F. Rappoport, O. Robertson,
       R. Sumerel

2.   With respect to ratification of the selection of Arthur
     Andersen LLP as the Trust's independent public accountants for the current fiscal year.

                                    FOR    AGAINST   ABSTAIN
                                    ---    -------   -------

                                    ---    -------   -------

3. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE
SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE
WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                MIDWEST GROUP TAX FREE TRUST
               SPECIAL MEETING OF SHAREHOLDERS
                      DECEMBER 8, 1995
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

OHIO TAX-FREE MONEY FUND

The undersigned hereby appoints Robert H. Leshner and John
F. Splain, and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided on the reverse side, all shares of beneficial interest of the above Fund which the undersigned is entitled to vote at the special meeting of shareholders to be held on December 8, 1995 or at any adjournment thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated October 16, 1995.


                    Date: ----------------------------

                    NOTE: Please sign exactly as your name
                    appears on this proxy.  If signing for
                    an estate, trust or corporation, title
                    or capacity should be stated.  If shares
                    are held jointly, both signers shall
                    sign, although the signature of one will
                    bind the other.
                    -------------------------------------

                    -------------------------------------
                    Signature(s) PLEASE SIGN IN BOX ABOVE

PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE
BOXES BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK
PENCIL.  DO NOT USE RED INK.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE
ELECTION OF TRUSTEES AND FOR PROPOSAL 2.

1.   Authority to vote for the election of all nominees for
     trustee as listed below (except as marked to the
     contrary below).                   FOR       WITHHOLD
                                        ---       --------

                                        ---       --------

       INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
       INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE
       NOMINEE'S NAME LISTED BELOW.
       D. Brown, G. Heldman, H.J. Lerner, R. Leshner,
       R. Lipsey, D. Rahilly, F. Rappoport, O. Robertson,
       R. Sumerel

2.   With respect to ratification of the selection of Arthur
     Andersen LLP as the Trust's independent public accountants for the current fiscal year.

                                    FOR    AGAINST   ABSTAIN
                                    ---    -------   -------

                                    ---    -------   -------

3. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE
SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE
WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                MIDWEST GROUP TAX FREE TRUST
               SPECIAL MEETING OF SHAREHOLDERS
                      DECEMBER 8, 1995
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

CALIFORNIA TAX-FREE MONEY FUND

The undersigned hereby appoints Robert H. Leshner and John
F. Splain, and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided on the reverse side, all shares of beneficial interest of the above Fund which the undersigned is entitled to vote at the special meeting of shareholders to be held on December 8, 1995 or at any adjournment thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated October 16, 1995.


                    Date: ----------------------------

                    NOTE: Please sign exactly as your name
                    appears on this proxy.  If signing for
                    an estate, trust or corporation, title
                    or capacity should be stated.  If shares
                    are held jointly, both signers shall
                    sign, although the signature of one will
                    bind the other.
                    -----------------------------------

                    ----------------------------------
                    Signature(s) PLEASE SIGN IN BOX ABOVE

PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE
BOXES BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK
PENCIL.  DO NOT USE RED INK.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE
ELECTION OF TRUSTEES AND FOR PROPOSAL 2.

1.   Authority to vote for the election of all nominees for
     trustee as listed below (except as marked to the
     contrary below).                   FOR       WITHHOLD
                                        ---       --------

                                        ---       --------

       INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
       INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE
       NOMINEE'S NAME LISTED BELOW.
       D. Brown, G. Heldman, H.J. Lerner, R. Leshner,
       R. Lipsey, D. Rahilly, F. Rappoport, O. Robertson,
       R. Sumerel

2.   With respect to ratification of the selection of Arthur
     Andersen LLP as the Trust's independent public accountants for the current fiscal year.

                                   FOR    AGAINST   ABSTAIN
                                   ---    -------   -------

                                   ---   -------   -------

3. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE
SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE
WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                MIDWEST GROUP TAX FREE TRUST
               SPECIAL MEETING OF SHAREHOLDERS
                      DECEMBER 8, 1995
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

ROYAL PALM FLORIDA TAX-FREE MONEY FUND

The undersigned hereby appoints Robert H. Leshner and John
F. Splain, and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided on the reverse side, all shares of beneficial interest of the above Fund which the undersigned is entitled to vote at the special meeting of shareholders to be held on December 8, 1995 or at any adjournment thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated October 16, 1995.


                    Date: ----------------------------

                    NOTE: Please sign exactly as your name
                    appears on this proxy.  If signing for
                    an estate, trust or corporation, title
                    or capacity should be stated.  If shares
                    are held jointly, both signers shall
                    sign, although the signature of one will
                    bind the other.
                    -----------------------------------

                    -----------------------------------
                    Signature(s) PLEASE SIGN IN BOX ABOVE

PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE
BOXES BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK
PENCIL.  DO NOT USE RED INK.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE
ELECTION OF TRUSTEES AND FOR PROPOSAL 2.

1.   Authority to vote for the election of all nominees for
     trustee as listed below (except as marked to the
     contrary below).                   FOR       WITHHOLD
                                        ---       --------

                                        ---       --------

       INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
       INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE
       NOMINEE'S NAME LISTED BELOW.
       D. Brown, G. Heldman, H.J. Lerner, R. Leshner,
       R. Lipsey, D. Rahilly, F. Rappoport, O. Robertson,
       R. Sumerel

2.   With respect to ratification of the selection of Arthur
     Andersen LLP as the Trust's independent public accountants for the current fiscal year.

                                   FOR    AGAINST   ABSTAIN
                                   ---    -------   -------

                                   ---    -------   -------

3. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE
SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE
WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                   October 16, 1995



Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders of Midwest Group Tax Free Trust to be held on
December 8, 1995 at 10:30 a.m. at 312 Walnut Street, 10th
Floor Conference Center, Cincinnati, Ohio 45202.

The primary purpose of the Special Meeting is to have shareholders of the Trust elect trustees to serve on the Board. Shareholders are also being asked to ratify or reject the selection of Arthur Andersen LLP as the Trust's independent public accountants for the current fiscal year. The Board of Trustees has given full and careful consideration to each of these matters and has concluded that the proposals are in the best interests of the Trust and its shareholders. The Board of Trustees therefore recommends that you vote "FOR" each of the matters discussed herein.

Regardless of the number of shares you own, it is important that they are represented and voted. If you cannot personally attend the special shareholders' meeting, we would appreciate your promptly voting, signing and returning the enclosed proxy in the postage-paid envelope provided.

                                   Very truly yours,

                                   /s/ Robert H. Leshner

                                   Robert H. Leshner
                                   President



</Pa               MIDWEST GROUP TAX FREE TRUST
                      312 Walnut Street
                    Cincinnati, Ohio 45202

------------------------------------------------------------
          NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
               To Be Held on December 8, 1995

------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that a special meeting of shareholders of Midwest Group Tax Free Trust will be held at 312 Walnut Street, 10th Floor Conference Center, Cincinnati,
Ohio 45202, on Friday, December 8, 1995 at 10:30 a.m. to consider and vote on the following matters:

1. To elect nine trustees, each to serve until his/her successor is duly elected and shall qualify;

2.   To ratify or reject the selection of Arthur Andersen
     LLP as independent public accountants for the current fiscal year; and

3. To transact any other business, not currently contemplated, that may properly come before the meeting in the discretion of the proxies or their substitutes.

     Shareholders of record at the close of business on October 12, 1995 are entitled to notice of and to vote at this meeting or any adjournment thereof.

                         By order of the Board of Trustees,

                         /s/ John F. Splain

                         John F. Splain
                         Secretary

October 16, 1995
------------------------------------------------------------

     Please execute the enclosed proxy and return it promptly in the enclosed envelope, thus avoiding unnecessary expense and delay. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the meeting.

                MIDWEST GROUP TAX FREE TRUST
                      312 WALNUT STREET
                   CINCINNATI, OHIO 45202
------------------------------------------------------------
              SPECIAL MEETING OF SHAREHOLDERS

               To Be Held on December 8, 1995
------------------------------------------------------------

                       PROXY STATEMENT
------------------------------------------------------------

     This proxy statement is furnished in connection with the solicitation by the board of trustees (the "Board of Trustees") of Midwest Group Tax Free Trust (the "Trust") of proxies for use at the special meeting of shareholders or at any adjournment thereof. The proxy statement and form of proxy were first mailed to shareholders on or about October 25, 1995.

     The Board of Trustees has recently adopted a policy, providing for the eventual retirement of the trustees, which establishes a mandatory retirement age of 65 for all Board members. An identical policy has also been adopted by the board of trustees of Midwest Trust and Midwest Strategic Trust, two other regulated investment companies within the "Midwest Complex." The Board of Trustees has also proposed that all members of the Board under the age of 65 and all members of the board of trustees of Midwest Trust and Midwest Strategic Trust under the age of 65 be combined into a single board of trustees overseeing the entire Midwest Complex (the "Consolidated Board"). The Board of Trustees believes that having the Consolidated Board oversee the entire Midwest Complex should create administrative efficiencies and may reduce expenses.

     Upon implementation of the Trust's newly adopted retirement policy, three members of the present Board of Trustees must retire. If all of the individuals nominated for the Consolidated Board are elected, the Consolidated Board will consist of the remaining members of the Board of Trustees and five members of the board of trustees for Midwest Strategic Trust who are not presently on the Board of Trustees. At least two-thirds of the individuals serving on the Board of Trustees are required by the Investment Company Act of 1940 to have been elected by shareholders. Although the Board of Trustees generally has the authority, pursuant to the Agreement and Declaration of Trust, to elect and replace trustees, the individuals who have been nominated to serve on the Consolidated Board cannot be elected by the Board of Trustees because shareholders of the Trust would not have elected two-thirds of the trustees. Consequently, the primary purpose of the special meeting is to elect trustees to serve on the Consolidated Board.

     Shareholders are also being asked to ratify the selection of Arthur Andersen LLP as the Trust's independent public accountants for the current fiscal year.

     A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications therein. A proxy which is properly executed that has no voting instructions to a proposal will be voted for that proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the meeting.

     The Trust has retained Management Information Services
Corp. ("MIS") to solicit proxies for the special meeting.
MIS is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of such services is approximately $4,400, and will be paid by the Trust. The Trust will also pay the printing and postage costs of the solicitation.

     In addition to solicitation through the mails, proxies may be solicited by officers, employees and agents of the Trust without additional cost to the Trust. Such solicitation may be by telephone, facsimile or otherwise. The Trust will reimburse MIS, brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

     THE TRUST'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED
JUNE 30, 1995 AND THE TRUST'S MOST RECENT SEMIANNUAL REPORT
ARE AVAILABLE AT NO CHARGE BY WRITING TO THE TRUST AT 312
WALNUT STREET, 21ST FLOOR, CINCINNATI, OHIO 45202-4094, OR
BY CALLING THE TRUST NATIONWIDE TOLL-FREE 800-543-0407, IN
CINCINNATI 629-2050.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

     The Board of Trustees has fixed the close of business on October 12, 1995 as the record date for the determination of shareholders entitled to notice of and to vote at the special meeting of shareholders or any adjournment thereof. The Trust is comprised of six separate funds, the Tax-Free Money Fund, the Tax-Free Intermediate Term Fund, the Ohio Insured Tax-Free Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Royal Palm Florida Tax-Free Money Fund (individually, a "Fund" and collectively, the "Funds"), each of which is represented by a separate series of the Trust's shares. The Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund series each offer two classes of shares, Class A and Class C shares. As of the record date there were 325,729,096.865 shares of beneficial interest, no par value, of the Trust outstanding, comprised of 28,287,284.300 shares of the Tax-Free Money Fund, 7,657,802.028 shares of the Tax-Free Intermediate Term Fund, 6,702,807.457 shares of the Ohio Insured Tax-Free Fund, 224,017,043.580 shares of the Ohio Tax-Free Money Fund, 27,497,762.530 shares of the California Tax-Free Money Fund and 31,566,396.970 shares of the Royal Palm Florida Tax-Free Money Fund. All full shares of the Trust are entitled to one vote, with proportionate voting for fractional shares.

     On October 12, 1995, Merrill Lynch/FDS Mutual Fund Operations, 4800 Deer Lake Drive East, Jacksonville, Florida owned of record 5.54% of the outstanding shares of the Tax-Free Intermediate Term Fund; BHC Securities Inc., 2005 Market Street, Philadelphia, Pennsylvania owned of record 13.29% of the outstanding shares of the Ohio Tax-Free Money Fund; Fiduciary Trust Company International Customer's Account, Two World Trade Center, New York, New York owned of record 13.89% of the outstanding shares of the California Tax-Free Money Fund; Bear, Stearns & Co. Inc. FBO #7204366012, One Metrotech Center North, Brooklyn, New York owned of record 9.21% of the outstanding shares of the California Tax-Free Money Fund; Bear, Stearns & Co. Inc. FBO #7270012219, One Metrotech Center North, Brooklyn, New York owned of record 5.75% of the outstanding shares of the California Tax-Free Money Fund; Bear, Stearns & Co. Inc. FBO #5205547218, One Metrotech Center North, Brooklyn, New York owned of record 5.44% of the outstanding shares of the California Tax-Free Money Fund; Lawrence B. Taishoff, 4400 Gulfshore Boulevard North, Naples, Florida owned of record 16.77% of the outstanding shares of the Royal Palm Florida Tax-Free Money Fund; Sten A. Lilja, Trustee UA M/B S.A. Lilja, c/o Island National Bank in Palm Beach, 180 Royal Palm Way, Palm Beach, Florida owned of record 9.18% of the outstanding shares of the Royal Palm Florida Tax-Free Money Fund; and Marie/Andrew Wilson, c/o Island National Bank in Palm Beach, 180 Royal Palm Way, Palm Beach, Florida owned of record 6.75% of the outstanding shares of the Royal Palm Florida Tax-Free Money Fund. On October 12, 1995, The Fifth Third Bank Trust Department, 38 Fountain Square Plaza, Cincinnati, Ohio owned of record 23.95% of the Trust's outstanding shares, including 33.71% of the outstanding shares of the Ohio Tax-Free Money Fund and 7.83% of the outstanding shares of the Royal Palm Florida Tax-Free Money Fund. The Fifth Third Bank may be deemed to control the Ohio Tax-Free Money Fund by virtue of the fact that it owns of record more than 25% of the outstanding shares of the Fund. No other person owned of record and, according to information available to the Trust, no other person owned beneficially 5% or more of the outstanding shares of the Trust (or any Fund) on the record date.

     If a quorum (more than 50% of the outstanding shares of the Trust) is represented at the meeting, the vote of a plurality of the Trust's shares represented at the meeting is required for the election of trustees. If a quorum is present at the meeting but sufficient votes to approve one or both of the proposals described herein are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. A shareholder vote may be taken on one of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. Abstentions and "broker non-votes" are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

     The trustees of the Trust intend to vote all of their shares in favor of the proposals described herein. On the record date, all nominees for election as trustees and officers as a group owned of record or beneficially less than 1% of the outstanding shares of the Trust and of each Fund.

I.   ELECTION OF TRUSTEES

     Nine trustees are to be elected, each to serve until his or her successor is duly elected and shall qualify. The following table sets forth certain information regarding each nominee for election as a trustee by shareholders.
Each nominee, except for Ms. Brown, Mr. Lipsey, Mr. Rahilly, Mr. Rappoport and Mr. Sumerel, is a member of the present Board of Trustees.

     Following the special meeting of shareholders, James C.
Krumme, G. William Rohde and Bruce J. Simpson will resign from the Board of Trustees.

                                                          Compensation During
                                            Amount of     the Fiscal Year
Name and Principal Occupation               Beneficial    Ended June 30, 1995
During the Past Five Years                  Ownership           From:
and Directorships of               Trustee  of Shares of   The    The Midwest
Public Companies               Age Since    the Trust (1)   Trust  Complex(2)
-----------------------------  --- -------- ------------- ------- -----------
DALE P. BROWN                  48   Nominee  None           $    0  $ 1,200
President and Chief Executive
Officer of Sive/Young &
Rubicam (an advertising agency).
She is a director of The
Ohio National Life Insurance
Company.  She is also a trustee
of Midwest Strategic Trust
(a registered investment
company).

GARY W. HELDMAN                48   1993     79,491.59       2,200    4,400
Former President of The                      shares of the
Fechheimer Brothers Company                  Ohio Tax-Free
(a manufacturer of uniforms).                Money Fund.
He is a trustee of Midwest
Trust (a registered
investment company).

H. JEROME LERNER               57   1981     11,317.36        2,200   6,800
Principal of HJL Enterprises                 shares of the
and Chairman of Crane                        Tax-Free Money
Electronics, Inc. (a                         Fund; 271,513.43
manufacturer of electronic                   shares of the
connectors).  He is also a                   Ohio Tax-Free
trustee of Midwest Trust                     Money Fund.
and Midwest Stragetic Trust.

*ROBERT H. LESHNER             56   1981     862,440.47            0      0
Chairman of the Board                        shares of the
of Midwest Group                             Ohio Tax-Free
Financial Services, Inc. (the                Money Fund.
investment adviser and
principal underwriter of the
Trust), MGF Service Corp. (a
registered transfer agent) and
Leshner Financial, Inc. (a
financial services company and
parent of Midwest Group
Financial Services, Inc.
and MGF Service Corp.).
He is also President and a
trustee of Midwest Trust
and Midwest Strategic Trust.

RICHARD A. LIPSEY              56   Nominee  12,587.84 shares     0    2,400
President and Chief                          of the Tax-Free
Executive Officer of                         Money Fund;
Lipsey's, Inc. (a national                   6,794.87 shares
sporting goods distributor).                 of the Tax-Free
He is a Regional                             Intermediate
Director of Premier Bank,                    Term Fund.
N.A.  He is also a trustee of
Midwest Strategic Trust.

DONALD J. RAHILLY              49   Nominee   None               0     1,800
Chairman of S. Rosenthal
& Co., Inc. (a printing
company). He is also a
trustee of Midwest
Strategic Trust.

FRED A. RAPPOPORT              48   Nominee   None               0     2,400
President and Chairman of
The Fred Rappoport Company
(a broadcasting and
entertainment production
company). He is also a trustee
of Midwest Strategic Trust.
Until 1991, he was Vice
President-Entertainment
and Informational Special
Programs of CBS, Inc.
(a broadcasting company).

OSCAR P. ROBERTSON             56   1981       None         1,950     3,900
President of Orchem, Inc.
(a chemical specialties
distributor) and Orpack
Stone Corporation (a
corrugated box
manufacturer). He is a
trustee of Midwest Trust.

ROBERT B. SUMEREL              54   Nominee    None             0       600
Chief Executive Officer
of Bob Sumerel Tire, Inc.
(a tire sales and service
company). He is also a
trustee of Midwest Strategic
Trust.

     (1)  Voting and investment power as of October 12, 1995.

     (2)  The Midwest Complex consists of the Trust, Midwest
          Trust and Midwest Strategic Trust.

* Robert H. Leshner, as an affiliated person of Midwest
  Group Financial Services, Inc., the Trust's investment adviser and principal underwriter, is an "interested person" of the Trust within the meaning of Section
  2(a)(19) of the Investment Company Act of 1940.  Mr.
  Leshner may directly or indirectly receive benefits from such affiliation.

     Dale P. Brown is President and Chief Executive Officer of Sive/Young & Rubicam, an advertising agency which provides public relations services to Leshner Financial, Inc., the parent company of Midwest Group Financial Services, Inc. The total amount paid by Leshner Financial, Inc. to Sive/Young & Rubicam for services rendered during the period from June 30, 1994 through September 30, 1995 was $48,818.

     All nominees have consented to being named in this proxy statement and have agreed to serve if elected. Trustees on the Consolidated Board who are not interested persons of the Trust will receive a quarterly retainer of $1,000 plus $750 for each Board meeting attended. Such fees will be split equally between the Trust, Midwest Trust and Midwest Strategic Trust.

     The Trust has an Audit Committee currently consisting of James C. Krumme, H. Jerome Lerner and G. William Rohde.
If all of the nominees to serve on the Consolidated Board are elected by shareholders, there will be a single Audit
Committee for the entire Midwest Complex and the Audit
Committee will consist of Dale P. Brown, H. Jerome Lerner and Richard A. Lipsey. The Audit Committee makes recommendations to the Board of Trustees concerning the selection of the Trust's independent public accountants, reviews with such accountants the scope and results of the Trust's annual audit, reviews the semiannual financial reports of the Trust and considers any comments which the accountants may have regarding the Trust's financial statements or books of account. Audit Committee members will each receive $300 ($100 payable by each of the Trust, Midwest Trust and Midwest Strategic Trust) for attending an
Audit Committee meeting.

     The Trust has a Nominating Committee currently consisting of H. Jerome Lerner and G. William Rohde. The Nominating Committee is responsible for selecting and recommending candidates for positions as trustees for nomination by the Board of Trustees (or, in the case of candidates for positions as trustees who are not interested persons of the Midwest Complex, for nomination by the trustees who are not interested persons) and proposing and recommending to the Board of Trustees the terms of compensation for trustees. The committee is prepared to review nominations of trustees from shareholders in written communications addressed to the committee at the Trust's address, although the committee is able to identify from its own resources an ample number of qualified candidates.

     During the fiscal year ended June 30, 1995, the Board of Trustees held five meetings, the Audit Committee held four meetings and the Nominating Committee held one meeting. During such fiscal year, each trustee, except for Oscar P. Robertson, attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Trustees (held during the period during which he has been a trustee) and
(ii) the total number of meetings held by all committees of the Board of Trustees on which he served.

     EXECUTIVE OFFICERS. The Trust's executive officers are set forth below. The business address of each officer is 312 Walnut Street, Cincinnati, Ohio 45202.

Name and Principal Occupation        Officer   Position with
During the Past Five Years     Age   Since     the Trust
-----------------------------  ---   -------   -------------
ROBERT H. LESHNER              56      1981    President
(See Page    )                                 and Trustee

JOHN F. SPLAIN                 39      1988    Secretary
Secretary and General Counsel
of Leshner Financial, Inc.,
Midwest Group Financial
Services, Inc. and MGF Service
Corp.  He is also Secretary of
Midwest Trust, Midwest
Strategic Trust, Brundage
Story and Rose Investment Trust,
Leeb Personal FinanceTM
Investment Trust, Williamsburg
Investment Trust, Markman
MultiFund Trust and The
Tuscarora Investment Trust and
Assistant Secretary of
Schwartz Investment Trust and
Fremont Mutual Funds, Inc.
(all of which are registered
investment companies).

MARK J. SEGER, C.P.A.          33      1989    Treasurer
Vice President of Leshner
Financial, Inc. and MGF
Service Corp.  He is
Treasurer of Midwest Trust,
Midwest Strategic Trust,
Brundage, Story and Rose
Investment Trust, Leeb
Personal FinanceTM
Investment Trust,
Williamsburg Investment
Trust and Markman MultiFund
Trust, Assistant Treasurer
of Schwartz Investment Trust
and The Tuscarora Investment
Trust, and Assistant Secretary
of Fremont Mutual Funds, Inc.

OTHER INFORMATION

     Midwest Group Financial Services, Inc. serves as investment adviser and principal underwriter to the Trust.
MGF Service Corp. serves as the Trust's administrator, transfer agent, and accounting and pricing agent. The address of each corporation is 312 Walnut Street, 21st
Floor, Cincinnati, Ohio 45202.  Midwest Group Financial
Services, Inc. and MGF Service Corp. are wholly-owned subsidiaries of Leshner Financial, Inc., of which Robert H.
Leshner is the controlling shareholder.

II.  RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP has been selected as the Trust's independent public accountants for the current fiscal year by vote of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust.
The employment of Arthur Andersen LLP is conditional upon the right of the Trust, by a vote of a majority of its outstanding shares, to terminate the employment without any penalties.

     Arthur Andersen LLP has acted as the Trust's independent public accountants since 1981. If the Trust's shareholders do not ratify the selection of Arthur Andersen
LLP, other certified public accountants will be considered for selection by the Board of Trustees.

     Representatives of Arthur Andersen LLP are not expected to be present at the meeting although they will have an opportunity to attend and to make a statement, if they desire to do so. If representatives of Arthur Andersen LLP are present, they will be available to respond to appropriate questions from shareholders.

  THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS RATIFY
THE SELECTION OF ARTHUR ANDERSEN LLP.

III. OTHER BUSINESS

     The proxy holders have no present intention of bringing any matter before the meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

     Any shareholder proposal intended to be presented at the next shareholder meeting must be received by the Trust for inclusion in its Proxy Statement and form of Proxy relating to such meeting at a reasonable time before the solicitation of proxies for the meeting is made.

                         By Order of the Board of Trustees,

                         /s/ John F. Splain

                         John F. Splain
                         Secretary



Date: October 16, 1995

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Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS
REQUIRED IF MAILED IN THE UNITED STATES.